UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2021

VICI Properties Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue, 20th Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Universal Shelf Registration Statement and ATM Prospectus Supplement

On November 18, 2021, VICI Properties Inc., a Maryland corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (File No. 333-261180) (the “Registration Statement”), which became immediately effective upon filing. The Registration Statement was filed to replace the Company’s previous shelf registration statement on Form S-3 (File No. 333-259388) (the “Prior Registration Statement”).

On November 18, 2021, the Company also filed with the SEC a prospectus supplement pursuant to the Registration Statement that replaces a prospectus supplement that was originally filed pursuant to the Prior Registration Statement and relates to the Company’s at-the-market offering program (the “ATM prospectus supplement”).

In connection with the filing of the replacement ATM prospectus supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Hogan Lovells US LLP, regarding the legality of the securities being registered under the prospectus supplement.

Equity Distribution Agreement

On November 18, 2021, the Company and VICI Properties L.P. (the “Operating Partnership”) entered into Amendment No. 1, dated November 18, 2021 (“Amendment No. 1”), with Citigroup Global Markets Inc., BofA Securities, Inc., Robert W. Baird & Co. Incorporated, Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Stifel, Nicolaus & Company, Incorporated, Truist Securities, Inc. and Wells Fargo Securities, LLC (each, a “Manager” and together, the “Managers”), and Citigroup Global Markets Inc., BofA Securities, Inc., Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (or their respective affiliates), as forward purchasers (in such capacity, each a “Forward Purchaser,” and together, the “Forward Purchasers”) to the Equity Distribution Agreement, dated May 27, 2021 (as amended, the “Equity Distribution Agreement”), pursuant to which the Company may sell, from time to time, up to an aggregate gross sales price of $1,000,000,000 of the Company’s common stock, $0.01 par value per share (the “Common Stock”), through the Managers, acting as the Company’s sales agent, or if applicable, as Forward Sellers (as defined below), or directly to the Managers as principals for their own accounts.

Amendment No. 1, among other things, amends the Equity Distribution Agreement in order to appoint JPMorgan Chase Bank, National Association, New York Branch as a Forward Purchaser.

Prior to Amendment No. 1, the Company had not sold shares of Common Stock under the Equity Distribution Agreement.

Sales, if any, of the Common Stock made through the Managers, as the Company’s sales agents, or as Forward Sellers pursuant to the Equity Distribution Agreement, may be made in “at the market” offerings (as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”)), by means of ordinary brokers’ transactions on the New York Stock Exchange or sales made to or through market makers at market prices prevailing at the time of sale, and in privately negotiated transactions, which may include block trades, as the Company and any Manager may agree. The Company also may sell Common Stock to any Manager as principal for its own account. If the Company sells Common Stock to any Manager as principal, it will enter into a separate terms agreement (each, a “Terms Agreement”, and together, the “Terms Agreements”) setting forth the terms of such transaction.

The Common Stock sold in the offering will be issued pursuant to the ATM prospectus supplement and the accompanying base prospectus dated November 18, 2021, forming part of the Registration Statement.

Other terms of the offering are described in the Company’s Current Report on Form 8-K filed with the SEC on May 27, 2021, which is incorporated by reference herein. The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the registration statement in the Equity Distribution Agreement and Amendment No. 1 and also agreed to indemnify the Managers against certain liabilities, including liabilities under the Securities Act. The foregoing description of the Equity Distribution Agreement and Amendment No. 1 does not purport to be complete and is subject to, and is qualified in its entirety by reference to, Amendment No. 1 attached hereto as Exhibit 1.1 and the original Equity Distribution Agreement, which is attached as Exhibit 1.1 to the Current Report on Form 8-K filed with the SEC on May 27, 2021, each of which are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Amendment No.1 to Equity Distribution Agreement, dated November 18, 2021, by and among the Company, the Operating Partnership and Citigroup Global Markets Inc., BofA Securities, Inc., Robert W. Baird & Co. Incorporated, Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Stifel, Nicolaus & Company, Incorporated, Truist Securities, Inc. and Wells Fargo Securities, LLC, as managers, and each of Citibank, N.A., Bank of America, N.A., Barclays Bank PLC, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, New York Branch, Morgan Stanley & Co. LLC, Truist Bank and Wells Fargo, National Association, each in its capacity as a forward purchaser

5.1	Opinion of Hogan Lovells US LLP regarding legality of the shares registered

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: November 18, 2021	By:	/s/ Samantha S. Gallagher
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary